UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 12, 2015

Environmental Science and Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54758	45-5529607
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employee Identification No.)

4 Wilder Drive #7

Plaistow, NH 03865

(Address of Principal Executive Offices)

(603) 378-0809

(Issuer Telephone Number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .Written communications pursuant to Rule 425 under the Securities Act

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SECTION 5 – CORPORATE GOVERANCE AND MANAGEMENT

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 12, 2015, the Registrant approved an amendment to its certificate of incorporation to change its name to “The Enviromart Companies.” The Registrant’s wholly owned subsidiary, EnviroPack Technologies, Inc., also approved, on January 12, 2015, an amendment to its certificate of incorporation to change its name to “Enviromart Industries, Inc.” Effective as of January 2, 2015, all of the Registrant’s business will be conducted through Enviromart Industries, Inc., its wholly owned subsidiary (f/k/a EnviroPack Technologies, Inc.). The Registrant expects these amendments to be effective on or about January 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Environmental Science and Technologies, Inc.

By: /s/George Adyns

Name: George Adyns

Title: Chief Financial Officer

Dated: January 12, 2015

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